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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): August 23, 2007


                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




      Delaware                      0-27122                    94-2900635
   (State or other          (Commission file number)        (I.R.S. Employer
    jurisdiction                                         Identification Number)
  of incorporation)



                   3011 Triad Drive                         94550
                     Livermore, CA                        (Zip Code)
      (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400


                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

RENEWAL AMENDMENT OF LOAN AND SECURITY AGREEMENT

         On August 23, 2007, Adept Technology, Inc. ("Adept") entered into an Amendment to Loan and Security Agreement (the "Amendment") effective as of August 14, 2007, with Silicon Valley Bank ("SVB"), which amended Adept's Loan and Security Agreement, dated as of April 22, 2004 with SVB and extended Adept's line of credit with SVB for a one year term.

         Adept paid a one-time commitment fee of $20,000 upon entering the Amendment. Pursuant to the Amendment, the SVB loans will mature on August 13, 2008

         The Amendment to Loan and Security Agreement is attached as Exhibit
10.1 hereto and is incorporated herein by this reference.


Item 9.01  Financial Statements and Exhibits

           (d) Exhibits

           10.1 Amendment to Loan Documents, dated as of August 14, 2007 between Adept Technology, Inc. and Silicon Valley Bank.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ADEPT TECHNOLOGY, INC.



Date: August 24, 2007                              By:   /s/ Lisa M. Cummins
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                                                   Lisa M. Cummins
                                                   Vice President of Finance,
                                                   Chief Financial Officer


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